U.S. Securities and Exchange Commission
                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported):  March 4, 2004


                               SHIPROCK, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

         NEVADA                     0-33023               86-0982792
 ------------------------        -----------------    ----------------------
(State of Incorporation)        (SEC File Number)    (IRS Employer I.D. No.)


                1370 N. Monterey Dr., Apache Junction, AZ  85220
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                        TOMMY J. GROPP, PRESIDENT
                          1370 N. Monterey Dr.
                        Apache Junction, AZ  85220
                 ---------------------------------------
                 (Name and address of agent for service)

                              480-288-4223
         -------------------------------------------------------------
         (Telephone number, including area code for agent for service)

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ITEM 9.  REGULATION FD DISCLOSURE.

         On March 4, 2004, Shiprock, Inc. (the "Company") issued a news release with respect to its announcement that the Company has executed an agreement to acquire Duska Scientific Co., a private biopharmaceutical company. The Company is furnishing this 8-K pursuant to Item 9, "Regulation FD Disclosure."


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SHIPROCK, INC.

                              By: /s/ Tommy J. Gropp
                              ------------------------
                                      Tommy Gropp
                                      Chief Executive Officer
                                      March 4, 2004

Exhibit

99.  News Release by Shiprock, Inc. dated March 4, 2004.


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